UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): November 8, 2004 (November 2, 2004)

Build-A-Bear Workshop, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32320	43-1883836

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1954 Innerbelt Business Center Drive St. Louis, Missouri	63114

(Address of Principal Executive Offices)	(Zip Code)

(314) 423-8000

(Registrant's Telephone Number, Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        Prior to the consummation of Build-A-Bear Workshop, Inc.‘s (the “Company”) initial public offering (the “Offering”), the Company’s Board of Directors and stockholders approved the Company’s Third Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to be filed immediately following the consummation of the Offering on November 2, 2004. The material terms of the Restated Certificate were disclosed in the Company’s Registration Statement on Form S-1 (File No. 333-118142, as amended). On November 2, 2004 the Company filed the Restated Certificate with the Secretary of State of the State of Delaware which, upon acceptance by the Secretary of State, became effective as of such date.

        The Restated Certificate includes, among other things, the following provisions: (i) prohibits cumulative voting; (ii) authorized the Company’s Board of Directors to issue up to 15,000,000 shares of undesignated preferred stock and to determine the rights, preferences and privileges of these shares, without stockholder approval; (iii) establishes a classified board, divided into three classes; (iv) permits directors to be removed only for cause; (v) requires that the Company’s bylaws may only be adopted, amended or repealed by the Board of Directors or the vote of at least 80% of the voting power of outstanding shares; (vi) allows only the chairman of the board, the chief executive officer, the president and the Board of Directors to call special stockholder meetings; (vii) permits stockholder action to be effected only at a duly called meeting; (viii) requires the affirmative vote of at least 80% of the voting power of outstanding shares to amend the provisions of the Restated Certificate relating to (a) the structure, membership and powers of the Board of Directors, (b) indemnification and limitation of liability for the Company’s directors and executive officers, (c) calling of special stockholder meetings, and (d) limitations on stockholder action and amendment of the Restated Certificate. In addition, the Restated Certificate eliminated all then outstanding shares of the Company’s preferred stock, which were converted into common upon consummation of the Offering, and set the Company’s authorized capital at 65,000,000 shares, consisting of 50,000,000 shares of common stock, par value $0.01 per share, and 15,000,000 shares of preferred stock.

        The description of the Restated Certificate set forth herein is qualified in its entirety by reference to the Third Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1, which is incorporated by reference herein.

        Also prior to the consummation of the Offering, the Company’s Board of Directors approved the Company’s Amended and Restated Bylaws (the “Restated Bylaws”) to become effective immediately following consummation of the Offering. The Restated Bylaws became effective on November 2, 2004. The Restated Bylaws include, among other things, the following provisions: (i) permits special meetings of stockholders to be called only by the chairman of the board, the chief executive officer/chief executive bear, president or the board; (ii) sets forth specific requirements for notices of stockholder meetings, including, without limitation, the requirement that such notices be mailed not less than ten, nor more than 60, days prior to the date of the meeting; (iii) states the advance notice requirements for stockholders to submit director nominees and stockholder proposals for consideration at the Company’s annual meeting; (iv) established a classified board; (v) sets the number of directors between three and eleven, with an initial board membership of eight; (vi) sets forth the requirements for notices of meeting of the board; (vii) allows the board to set director compensation; (viii) permits directors to be removed only for cause; (ix) establishes audit, compensation and nominating and corporate governance committees; (x) allows the board to elect and set the salaries of the Company’s officers; (xi) specifies the powers and

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responsibilities of the Company’s officers; (xii) sets forth the circumstances under which the Company may indemnify officers and directors for losses incurred in connection with their service to the Company; and (xiii) requires the affirmative vote a majority of the board of directors or at least 80% of the voting power of outstanding shares to amend the bylaws.

        The description of the Restated Bylaws set forth herein is qualified in its entirety by reference to the Amended and Restated Bylaws attached hereto as Exhibit 3.2, which is incorporated by reference herein.

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Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit Number	Description of Exhibit

3.1	Third Amended and Restated Certificate of Incorporation as filed with the Delaware Secretary of State on November 2, 2004

3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1 (No. 333-118142) filed with the Securities and Exchange Commission on August 12, 2004)

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC. (Registrant)

Date: November 8, 2004	By:	/s/ Tina Klocke
Name:	Tina Klocke
Title:	Chief Financial Bear, Secretary and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Third Amended and Restated Certificate of Incorporation as filed with the Delaware Secretary of State on November 2, 2004

3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1 (No. 333-118142) filed with the Securities and Exchange Commission on August 12, 2004)

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